Changes in accounting pronouncements	12 Months Ended
Dec. 31, 2018
Disclosure of Changes To Accounting Pronouncements [Abstract]
Disclosure of expected impact of initial application of new standards or interpretations [text block]
3. Changes in accounting pronouncements

IFRS 9 "Financial instruments"
On January 1, 2018, Vermilion adopted IFRS 9
"Financial instruments"
as issued by the IASB. IFRS 9 includes a new classification and measurement approach for financial assets and a forward-looking 'expected credit loss' model. The adoption of IFRS 9 did not have a material impact on Vermilion's consolidated financial statements.

IFRS 15 "Revenue from contracts with customers"
On January 1, 2018, Vermilion adopted IFRS 15 "
Revenue from contracts with customers
". IFRS 15 establishes a comprehensive framework for determining whether, how much, and when revenue from contracts with customers is recognized.

Vermilion adopted IFRS 15 using the modified retrospective approach. Under this transitional provision, the cumulative effect of initially applying IFRS 15 is recognized on the date of initial application as an adjustment to retained earnings. No adjustment to retained earnings was required upon adoption of IFRS 15.

IFRS 15 requires additional disclosure relating to the disaggregation of revenue - this additional disclosure is included in Note 4 (Segmented Information).

IFRS 16 "Leases"
Vermilion has elected to early adopt IFRS 16 effective January 1, 2018. IFRS 16 introduces a single lease accounting model for lessees which requires a right-of-use asset and lease liability to be recognized on the balance sheet for contracts that are, or contain, a lease.

Vermilion adopted IFRS 16 using the modified retrospective approach, whereby the cumulative effect of initially applying the standard was recognized as a $97.1 million increase to right-of-use assets (included in "Capital assets") with a corresponding increase to lease obligations (the non-current portion of $86.1 million recorded in "lease obligations" and the current $11.0 million portion recorded in "Accounts payable and accrued liabilities"). The right-of-use assets recognized were measured at amounts equal to the lease obligations. The weighted average incremental borrowing rate used to determine the lease obligation at adoption was approximately 5.4%. The right-of-use assets and lease obligations recognized largely relate to the Company's head office lease in Calgary and long-term leases for oil storage facilities in France.

The adoption of IFRS 16 included the following elections:
•	Vermilion elected to retain the classification of contracts previously identified as leases under IAS 17 and IFRIC 4.
•	Vermilion elected to use hindsight in determining lease term.
•	Vermilion elected to not apply lease accounting to certain leases for which the lease term ends within 12 months of the date of initial application.

As at December 31, 2017, Vermilion disclosed operating lease commitments of $40.2 million, which would have resulted in a lease obligation of $34.3 million when discounted at the weighted average incremental borrowing rate at adoption of IFRS 16 of 5.4%.  The total current and non-current lease liability recognized on January 1, 2018 of $97.1 million represented an increase of $62.8 million compared to the disclosed operating lease commitments due the application of IFRS 16 in determining lease terms.